Exhibit 99.1
High Yield Presentation Credit Suisse September 2010

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward- looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer's filings with the United States Securities and Exchange Commission. Forward Looking Statements

Company Investment Overview Mercer operates three world-class, large, modern mills that produce 1.5 million tonnes of high-quality NBSK pulp, a premium grade of kraft pulp U.S. domiciled corporation listed on both the NASDAQ (MERC) and the TSX (MRI.U) Three strategically located mills in BC and Germany, with excellent fibre baskets, in close proximity to key global markets Significant and growing revenue from sale of excess renewable, carbon-neutral electricity Mercer has grown through organic expansion, greenfield development and acquisition and its financial structure offers very high leverage to the pulp cycle Company employs approximately 1,500 people and had annual sales of approximately €620 million (US$864 million) in 2009 Despite short term weakness in China, we believe the future supply/demand outlook for NBSK remains strong

Overview of the Company

World Class Assets Mercer operates world-class mills which are some of the largest and most modern in the world Relative age and production capacity provide a competitive advantage Note: Bubble sizes represent market and integrated pulp productions Source: Jaakko Poyry, July 2010 Low production costs Low maintenance capital requirements High runability / efficiency State-of-the-art environmental compliance All facilities are net energy producers X axis Company Comment Botnia Size 1 Sodra Size 2 Mercer Size 3 Ilim Pulp Size 4 Weyerhaeuser Size 5 Canfor Size 6 UPM Size 7 West Fraser Size 8 Billerud Size 9 Tembec Size 10 Stora Enso Size 11 Domtar Size 12 Howe Sound Size 13 SCA Size 14 M-real Size 15 Heinzel Size 16 SFK Pulp Size 17 Clearwater Size 18 AbitibiBowater Size 19 International Paper Size 20 Dots for lines W.Avg Cap 30 Horisontal line 370 0 0 Horisontal line 370 0 20.1 Vertical Line 800 0 20.1 Vertical Line 0 0 Units 13.1 Botnia 531.1 1865 17.7 Sodra 407.1 1455 11 Mercer 504 1420 25.3 Ilim Pulp 549.9 995 19.6 Weyerhaeuser 333.9 980 26.6 Canfor 493.6 900 14.4 UPM 435.1 870 23.4 West Fraser 345.1 690 20.5 Billerud 241.6 645 23.7 Tembec 244.2 590 24 Stora Enso 295.1 525 21.4 Domtar 268 490 20.3 Howe Sound 435 435 12.7 SCA 420 420 27.5 M-real 380 380 13.5 Heinzel 375 375 28.3 SFK Pulp 375 375 25.9 Potlatch 365 365 25.9 AbitibiBowater 172.5 345 23.7 International Paper 124.6 335 Technical Age (Years) Weighted Average Technical Age 20.1 years Weighted Average Mill Capacity (000 mt/a) Weighted Average Capacity 370,000 t/a Q409 STRONG Sodra Weyerhaeuser Tembec SCA W. Fraser Ilim Domtar Mercer Canfor Pulp Botnia UPM Howe Sound Heinzel Billerud IP Stora Enso Clearwater AbitibiBowater SFK M-real WEAK

Strategic Locations Mercer's strategic locations in Germany and Western Canada position the company well to serve customers in Europe, North America and Asia In particular, China - the world's fastest growing pulp import market - and Germany - the largest European pulp import market Celgar (B.C., Canada) 500,000 ADMT ^ United States Stendal (Germany) 645,000 ADMT Rosenthal (Germany) 330,000 ADMT ^ ^ Indonesia China Thailand Middle East Europe Japan

Growing Electricity Revenues The sale of electricity is a significant and growing part of Mercer's operations Mercer has been a leader among paper and forest products companies in embracing the "carbon economy" and in harnessing significant value from its surplus power generation Mercer recognized the opportunity to secure a new revenue stream from its operations, as the market place turned to biomass for its carbon neutral power CAGR: 27% CAGR: 3.7% CAGR: 4.9% Celgar's new 48 MW turbine is expected to add between $20-$25 million (€16 - €20 million @ FX of 1.28) annually to Mercer's green energy revenue starting 4th Quarter, 2010. Project is primarily funded using C$40 million of Mercer's C$57 million Green Transformation Program funding

The Outlook for NBSK has Rarely Looked Better 1 Hawkins Wright - Defining the China Market (October 2009) Flat supply, growing overall demand and positive exposure to the effects of climate change create an excellent operating environment for Mercer for the foreseeable future NBSK is a great business to be in now and in the future Global demand for NBSK continues to generally increase, as global production of tissue and specialty papers grows, emerging markets develop, and standards of living improve For example, in China, production volumes of fine paper and pulp based tissue are forecasted to grow at average annual rates of 13% and 10% from 2009 to 2013, respectively 1 Given the trend towards faster production rates, increased recycled content, and lower basis weights, NBSK will always be needed because of its strength Supply of softwood pulp is expected to remain flat or decrease slightly Generally, new capacity projects are overwhelmingly HW and the increase in SW supply from announced Ilim Bratsk mill opening in 2012 is expected to be more than offset by recent SW capacity closures Mercer is currently well positioned to benefit from climate change through opportunities such as favourable green energy rates for sale of surplus power and government incentives Climate change is making the cost curve of pulp and paper steeper, significantly disadvantaging inefficient and environmentally unsound operations and benefitting world class operations, such as Mercer's

NBSK Pricing and Global Supply After having dropped to well below $600 in Q1-2009, NBSK prices have improved dramatically and we believe the market fundamentals will remain tight overall for the currently foreseeable future, despite recent announced price decreases in China Source: RISI tables, PPPC

Overview of Operations

Mercer conducts operations through three subsidiaries; two in Germany and one in Canada Mercer operates the only two NBSK market pulp mills in Germany - Europe's largest market for NBSK pulp - and one of the largest, most modern pulp mills in North America Corporate Overview Rosenthal (Germany) Celgar (British Columbia) Stendal (1) (Germany) 74.9% Restricted Group 100% 100% (1) Pursuant to the terms of its 2013 Senior Notes, Mercer reports the Stendal mill separately from Rosenthal, Celgar and Mercer International Inc., (together the "Restricted Group") as the debt at Stendal is non-recourse to Mercer's other operations (2) Pro forma installation and operation of second turbine, scheduled for Q4 2010 500,000 ADMT 100 MW Capacity (2) 330,000 ADMT 57 MW Capacity 645,000 ADMT 102 MW Capacity

Corporate Structure and Debt Rosenthal (Germany) Celgar (British Columbia) Stendal (Germany) 74.9% US$310 million senior unsecured notes due February 2013 US$2.3 million convertible notes due October 2010 US$48 million convertible notes due January 2012 €506 million term loan due September 2017 Principle amount of the loan is 80% guaranteed by the German government Restricted Group 100% 100% The debt at Stendal is non-recourse to Mercer and its other operations and as such, the Stendal mill is reported separately from Rosenthal, Celgar and Mercer International Inc. (together the "Restricted Group"). Stendal's debt has a fixed interest rate of 5.28% until maturity

Steady Decreases in Non-Fiber Conversion Costs Since 2005, Mercer has managed to reduce non-fiber conversion costs - despite escalating input costs - through strategic capital investment and operational best practices

EBITDA margins compressed in 2008 and through 2009 given the rapid weakening of the US dollar and increased fibre costs due to reduced saw milling activity In recent quarters, margins are strengthening given pulp price increases and new fibre contracts that have eased fibre costs Improving Financial Performance

MERCER

Celgar Fibre Challenges and Responses

- Up until 2006, Celgar relied almost exclusively on sawmill residual chips from a robust group of suppliers
- Sawmilling downturn caused spike in fibre costs
  - Late 2006 through 2007, premiums were paid to sawmills to slow loss of residual chip supply and facilitate transition to whole tree chips
  - Further sawmill curtailments and bankruptcy of two nearby large sawmills forced a rapid shift to log procurement and whole tree chipping on a large scale,
- Costs peaked in late 2008, with whole tree chips forming over 70% of Celgar's fibre needs


Rolling L4Q Average Fiber Cost
% Change in From Q3-2006
100%
80%
60%
40%
20%
0%
0%
16%
32%
51%
64%
61%
59%
59%
64%
80%
75%
66%
53%
33%
33%
34%
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1-2010
Q2-2010

Actions taken to resolve the fibre situation have been very successful

- Invested C$10.0 million in Celgar's chip plant, designed to be a low cost facility capable of supplying 50% of Celgar's total fibre needs
- Developed resources to manage one of the largest and most sophisticated open-market log procurement programs in Southern BC

From the peak in Q4 2008 to the end of Q2 2010, Celgar has been able to sustainably reduce its per tonne fibre costs by close to €100/ADMT, on an annualized basis

15

Mercer has a well-diversified and stable sales mix Sizeable leverage to European markets in particular Germany - world's largest NBSK market Significant exposure to China - the world's fastest growing pulp market Growing exposure to tissue / hygiene end uses which have a higher growth rate for NBSK than printing and writing papers Segmented Sales Europe, 53% 2009 Mercer Sales by End-Use 2009 Mercer Sales by Geography Other countries 2%

Financial Review

Balance Sheet

Capital Structure Mercer's "Restricted / Unrestricted Group" structure was used to effectively carve out the high leverage of the Stendal project company The Restricted group - created for the purpose of issuing $310 million in senior unsecured notes - is supported by the Celgar and Rosenthal operations Together, the mills provide approximately 830,000 tonnes of pulp production capacity Once Celgar's Green Energy Project is online in Q4 2010, the Restricted Group is expected to deliver approximately $40 million in annual electricity income per year Mercer's financial structure is unique and results primarily from the heavy involvement of governments in the form of non-repayable grants for the construction of its mills in Germany Mercer has received EUR 406 million in government grants for the construction of the Rosenthal, Stendal, and Celgar Green Energy Project The Stendal debt of EUR 506 million is guaranteed to 80% by the German Government and is non-recourse to the rest of Mercer Stendal's debt is amortizing and has a sinking fund account which will accumulate the first EUR 70 million of free cash flow during strong periods, and will be held on Stendal's balance sheet to support debt amortization and interest payments during weak periods Stendal's balance sheet is complicated by its deeply subordinated shareholder loans and a quarterly mark to market, non-cash valuation adjustment relating to its fixed interest rate swaps

Selected Financial Data - Consolidated * Includes gains (losses) on Stendal's interest rate swaps and foreign exchange gains (losses) on Mercer's US denominated intercompany debt, which are non-cash mark-to-market valuation adjustments occurring every quarter. In Q2 2010, the effect of these losses on EPS was €0.38 / share.

Selected Historical Financial Data - Restricted Group * Includes foreign exchange gains (losses) on Mercer's US denominated intercompany debt, which are non-cash mark to market valuation adjustments occuring every quarter

Current Liquidity Position - Restricted Group (€ millions) Q2 2010 Comments Cash €39.5 Restricted group cash balance Undrawn Celgar Revolver 3.8 Drawn by C$25.4 million; additional draws subject to borrowing base limits; renewed in Q4 2009; matures May 2013 Undrawn Rosenthal Facilities 26.4 Undrawn; matures December 2012 Restricted Group Liquidity €69.7

Credit Ratios - Restricted Group

Investment Highlights

Key Investment Highlights Operates world-class, large, modern mills that produce high-quality NBSK pulp which is a premium grade of kraft pulp Strategically located mills, with excellent fibre baskets, in close proximity to key global markets Strong, long-term forecast supply/demand outlook for NBSK Significant and growing revenue from sale of excess renewable, carbon-neutral electricity Financial structure offers very high leverage to the pulp cycle Experienced, shareholder-focused management team and board of directors

Appendix

Current Industry Environment

NBSK Is Needed for Strength Demand for NBSK will remain strong into the long term Its reinforcing properties ensure it is needed to provide the strength required by modern production technology Producers have generally substituted as much lower cost hardwood and recycled pulp into their furnish as their machines will allow, so any demand growth in their products translates directly into demand growth for NBSK While demand for some of the lower quality grades of paper is decreasing, demand for most grades in which NBSK is used, such as tissue, is forecasted to continue growing Improving global standards of living in countries such as China, aging populations, and growing interest in health and cleanliness are increasing demand for tissue and hygiene products Supply of NBSK is forecasted to remain flat or decrease The vast majority of the new pulp capacity that is coming online is hardwood There have been significant permanent softwood closures in recent years and global pulp inventories remain at near record lows The long term supply / demand fundamentals currently remain strong, with overall increased global NBSK demand in key segments and generally flat capacity going forward NBSK is an essential component in a wide range of paper, tissue and hygiene products because of the strength its long, soft fibers provide

Tissue is the Highest Growth Segment Since 2000, global tissue output has grown at an average annual rate of 3.9% and shows no signs of slowing down As populations age, global standards of living improve, and health and hygiene become larger concerns, demand for tissue - and thus NBSK - will continue to grow Source: TerraChoice Market Services Inc., FAO, PPI Annual Review 2000 - 2009 Average annual growth rate = 3.9%

Growth in Demand Could Accelerate The better off the developing world's populations are financially, the greater their demand for tissue and hygiene products will be Source: TerraChoice Market Services Inc. As the improvement in living standards is forecasted to accelerate in markets such as China, the associated demand growth for NBSK in these markets should also accelerate China Tissue Production and Consumption

Source: TerraChoice Markets Services Inc., company press releases 1 PPPC Flash Report - June 2010 Permanently Shut NBSK Capacity Despite recent restarts caused by record high pulp pricing, softwood pulp markets remain extremely tight due to steady demand growth and the permanent closure of high cost capacity. The latest statistics show global softwood inventories totaling 21 days of supply 1

Shrinking Global Supply of BSK Source: TerraChoice Markets Services Inc. Most of the new pulp capacity that is coming online is hardwood pulp capacity. Total global softwood pulp capacity will remain flat as there is only one new softwood mill being built (Ilim) to replace the old, high cost softwood mills being shut

Climate Change Presents Mercer with Opportunities Climate change has emerged as a very significant issue and Mercer is well positioned to benefit from the changes that will likely result Both Canadian and German governments provide support and incentives for green initiatives and energy production Our German operations receive superior energy rates for selling their generation under the green tariff structure of the German Renewable Energy Act (EEG) Celgar signed a long term energy purchase agreement with the local utility, delivering 238,000 MWh of bioenergy annually to the grid at higher green rates In 2009, Celgar was awarded C$57.7 million under the Canadian government's Green Transformation Program Mercer has already garnered significant benefits in the emerging carbon economy and we remain actively engaged with policy makers in all jurisdictions to maximize these benefits going forward Changes we see coming from climate change: Full utilization of forests Increased silviculture / thinning Increased cogeneration Technologies for bioproducts and the markets for these bioproducts will develop

The scale and technical age of our mills will be a significant advantage as the carbon economy and associated legislation develops and matures As the cost of emitting carbon continues to rise, carbon costs will have a large negative impact for producers with high green house gas (GHG) intensity GHG intensity should structurally shift our industry's cost curve, with high GHG intensity producers moving steeper up the curve Climate Change Presents Mercer with Opportunities Source: "CIBC World Markets - Carbon and The Forest Sector (December 2008) * Canadian Average according to FPAC Mercer has positive exposure to the impacts of the carbon economy Its low conversion costs, small carbon footprint, and growing production of bio-products will allow Mercer shareholders to derive tangible economic benefits from climate change over the long term

Operations

Stendal Mill Historical Perspective - 2005 Greenfield mill constructed by Mercer, completed in Q3-2004 Project had a €1 Billion capital cost Was 63.6% Mercer owned Built with € 275 million in German government grants 80% of debt guaranteed by government Expected to achieve 80% of its 552,000 ADMT design capacity in its first year Stendal is the most modern NBSK mill in the world and, with its large operating scale, delivers a very low non-fibre production cost

Stendal Mill 5 Year Review: Ownership position has grown to ~75% Production capacity has increased to 645,000 ADMT Stendal project debt has been reduced by €91 million since Q4-2005 Over the 2009 fiscal year, Stendal's net production costs were EUR 15 / ADMT lower than Rosenthal's Economies of scale have allowed for very low non- fiber conversion costs Maintained our strong performance in non-fiber conversion costs despite rising input costs Sophisticated fibre procurement organization and whole log chipping operation with enough capacity to supply 100% of Stendal's fibre needs Generated 712,458 MWh in 2009 Exported 300,286 MWh of energy, generating € 27.3 million (US$ 38.0 million) in 2009

Stendal has the potential to add another 40 MW of generating capacity, bringing total installed generating capacity to 140 MW Stendal Mill Stendal continues to demonstrate considerable upside potential May 2010, Stendal achieved an average monthly production record of 1,914 ADMT / day

Restricted Group - Rosenthal Mill Built in 1999, the mill is modern, efficient, and ISO 9002 certified NBSK pulp capacity of 330,000 ADMT / year 2nd largest biomass power plant in Germany (next to Stendal) with electricity generating capacity of 57 MW € 14.5 million in revenue from electricity sales in 2009 (US$20.3 million) Strategically located in central Europe, Rosenthal offers a superior value proposition to customers Proximity to key European markets allows customers to operate on just in time inventory, saving them money and making Rosenthal the preferred supplier Rosenthal has a strong fibre supply as a result of: A strong sawmill industry that operates nearby Maintaining a very sophisticated log procurement organization and a large capacity whole log chipping operation

As a "World Class" operation Rosenthal has continuously: Increased pulp and electricity production Reduced the amount of natural gas, chemicals, electricity and wood needed to make a unit of pulp The operation has a best in class workforce that continues to take operating performance to new levels In fact the operation has been able to successfully absorb a 30% structural increase in the cost of fibre over the last 5 years Financially, Rosenthal generates strong returns as result of its: Superior location relative to customers Operation excellence Restricted Group - Rosenthal Mill

Restricted Group - Celgar Mill Historical Perspective - 2005 Celgar acquired by Mercer for US $210 million plus US$ 16 million acquired working capital Celgar at the time: Was a modern mill built in 1993 for C$850 million Had a capacity of 430,000 ADMT Operated by bankruptcy trustee since 1998 Operated in a region with a stable and diverse fibre supply 25% of its chips sourced from US in USD, forming a strong currency hedge Had a LTM operating EBITDA of US$23 million (C$31 million) Was benchmarked against all NBSK producers as a Second Quartile cost performer

Restricted Group - Celgar Mill Historical Perspective - 2005 Mercer targeted US$20 million EBITDA improvements within three years to be achieved through: Improve pulp price realizations 2003 pulp price realizations were approx. US$27/ADMT (C$38) below BC average Opportunities included enhancing sales strategy and improving quality Increase production capacity Grow capacity to 470,000 ADMTs in three years through high return capital projects Reduce production costs Reduce natural gas usage Eliminate electricity purchases Focus on preventative maintenance Celgar would become a "World Class" operation on par with the achievements at Rosenthal

Restricted Group - Celgar Post Acquisition Review Targeted US$20 million of annual EBITDA improvements within 3 years was greatly exceeded Pulp capacity had been increased to 500,000 ADMTs Pulp price realizations were significantly improved In 2007, became a net exporter of electricity Natural gas usage was significantly reduced Targeted annual EBITDA improvement was fully realized by the end of 2007 Financially, the targeted EBITDA improvements were more than offset by fibre Cost increases 2007 Celgar fibre cost increases impacted 2007 EBITDA by a negative C$45 million relative to 2006 Fibre Costs 2008 Celgar Fibre Cost increases impacted 2008 EBITDA by a negative C$81 million relative to 2006 Fibre Costs

Celgar will have a significant positive impact on the restricted group performance in 2010 Restricted Group - Celgar Post Acquisition Review Fibre costs are expected to continue to improve Continued through further optimization Significant potential of upside incremental improvements if saw mill activity improves Green Energy Project, C$55 million project with targeted EBITDA improvement of $20-$24 million Secured 10 year contract with BC Hydro Secured C$ 40 million Government of Canada non- repayable grant for capital costs (PPGTP) Scheduled to be fully operational Q4-2010 Secured an additional $17.7 million in non- repayable capital funding from Government of Canada for green capital investments Currently evaluating a number of highly accretive projects for capital deployment Celgar's operational performance continues to demonstrate significant upside potential Monthly production record of 1,517 ADMT/day average for June 2010

Operating Performance Notes: Celgar acquisition closed in February 2005, Stendal start up was September 2004, production includes pulp produced from those dates. In 2009, Rosenthal underwent an extended maintenance shut-down, lowering total production. Also in 2009, Celgar was forced to curtail production due to rail car shortages from extreme weather conditions CAGR: 4.2% CAGR: -0.3% CAGR: 6.7% CAGR: 4.7%